UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

UNITED NATURAL FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21531	05-0376157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:   (401) 528-8634

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           As noted in Item 5.07 below, at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of United Natural Foods, Inc. (the “Company”), held on December 16, 2010, the Company’s stockholders approved the amendment and restatement of the United Natural Foods, Inc. 2004 Equity Incentive Plan, the primary purpose of which was to add stock options as an award option under the 2004 Equity Incentive Plan (as amended and restated, the “2004 Plan”).

A summary of the material terms of the 2004 Plan is set forth on pages 58 to 63 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on November 5, 2010 (the “Proxy Statement”), and is incorporated herein by reference. That summary and the foregoing description of the 2004 Plan are qualified in their entirety by reference to the text of the 2004 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on December 16, 2010.  At the Annual Meeting, Gordon D. Barker, Mary Elizabeth Burton and Gail A. Graham were elected by the stockholders to serve as Class II directors to hold office until the annual meeting of stockholders to be held in 2013 and until their successors are duly elected and qualified.

In addition, at the Annual Meeting, the stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 30, 2011, and approved the 2004 Plan, the primary purpose of which, as discussed above, was to add stock options as an award option under the 2004 Plan.

The final voting results for each of the foregoing proposals, which were described in more detail in the Proxy Statement, are set forth below.

(1)           Each director was elected by the following tabulation:

	For	Against	Abstain	Broker Non-Votes
Gordon D. Barker	37,519,622	3,217,053	64,448	2,994,838
Mary Elizabeth Burton	40,074,772	562,149	164,202	2,994,838
Gail A. Graham	38,746,308	1,991,892	62,923	2,994,838

(2)           The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 30, 2011 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
42,731,761	887,571	176,629	—

(3)           The 2004 Plan was approved by the following tabulation:

For	Against	Abstain	Broker Non-votes
37,085,181	3,366,182	349,760	2,994,838

Item 9.01.              Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit No.	Description

10.1	United Natural Foods, Inc. Amended and Restated 2004 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Mark E. Shamber
Name:	Mark E. Shamber
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

Date:       December 21, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	United Natural Foods, Inc. Amended and Restated 2004 Equity Incentive Plan